ACKNOWLEDGMENT OF REPLACEMENT SPECIAL SERVICER

April 3, 2026

To the Persons on the Attached Schedule A

Potomac Mills Whole Loan / CFCRE 2016-C6 Pooling and Servicing Agreement / Co-Lender Agreement

Ladies and Gentlemen:

Reference is made to Pooling and Servicing Agreement, dated as of November 1, 2016 (as the same may have been, or may hereafter be, amended modified, supplemented or extended, the “PSA”), by and among CCRE Commercial Mortgage Securities, L.P. (in its capacity as “Depositor”), Trimont LLC, as successor to Wells Fargo Bank, National Association (in its capacity as “Master Servicer”), Rialto Capital Advisors, LLC (in its capacity as “Special Servicer”), Situs Holdings, LLC, as successor to Aegon USA Realty Advisors, LLC (in its capacity as “Potomac Mills Special Servicer”), Computershare Trust Company, National Association, as agent for Wells Fargo Bank, National Association (in its capacity as “Certificate Administrator”, “Paying Agent” and “Custodian”), Wilmington Trust, National Association (in its capacity as “Trustee”) and Park Bridge Lender Services LLC (in its capacity as “Operating Advisor” and “Asset Representations Reviewer”), which PSA relates to those certain CFCRE 2016-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6 (the “Trust”), and (ii) that certain Agreement Among Noteholders, dated as of November 17, 2016 (as the same may have been amended, modified, supplemented or extended, the “CLA”), originally by and among Société Générale, Bank of America, N.A., Cantor Commercial Real Estate Lending, L.P. and Barclays Bank PLC. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the PSA or the CLA, as applicable. Pursuant to Section 3.22(i) of the PSA and Section 7 of the CLA, Teachers Insurance and Annuity Association of America, in its capacity as AB Whole Loan Controlling Holder for the Potomac Mills Whole Loan, has terminated Situs Holdings, LLC as Special Servicer of the Potomac Mills Whole Loan (i.e., the Potomac Mills Special Servicer) and has appointed the undersigned Torchlight Loan Services, LLC to serve as successor Potomac Mills Special Servicer under the PSA and CLA.

The undersigned hereby agrees that, effective as of the date of this Acknowledgment of Replacement Special Servicer (the “Acknowledgment”), the undersigned shall serve as Potomac Mills Special Servicer under the PSA and CLA. The undersigned hereby agrees to assume all of the responsibilities, duties, and liabilities of the Potomac Mills Special Servicer under the PSA and CLA and shall perform punctually the duties of the Potomac Mills Special Servicer under the PSA and CLA. The undersigned further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Potomac Mills Special Servicer. The undersigned hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 2.04(b) of the PSA mutatis mutandis (provided, however, that with respect to the representation made in Section 2.04(b)(i)(B), the undersigned hereby represents and warrants that it is a Delaware limited liability company and not an Iowa limited liability company), and all references to “Agreement” in Section 2.04(b) of the PSA include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA and CLA.

The following is the notice information for Torchlight Loan Services, LLC as Potomac Mills Special Servicer under the PSA and CLA:

Acknowledgement of Replacement Special Servicer – Potomac Mills Whole Loan (CFCRE 2016-C6)

Torchlight Loan Services, LLC

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

[Remainder of page intentionally left blank; signature page follows]

TORCHLIGHT LOAN SERVICES, LLC

By: /s/ William A. Clarkson

Name: William A. Clarkson

Title: Authorized Signatory

By: /s/ Jorge Rodriguez

Name: Jorge Rodriguez

Title: Authorized Signatory

SCHEDULE A

CFCRE 2016-C6

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: Potomac Mills Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer:

Rialto Capital Advisors, LLC

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Niral Shah

Email: niral.shah@rialtocapital.com

Potomac Mills Special Servicer:

Situs Holdings, LLC

101 Montgomery Street, Suite 2250

San Francisco, California 94104

Attention: Curt Spaugh

Email: curtspaugh@situsamc.com

With a copy to:

Situs Group, LLC

5065 Westheimer, Suite 700E

Houston, Texas 77056

Attention: Legal Department

Email: legal@situsamc.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – CFCRE 2016-C6

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS – CFCRE 2016-C6

Emai: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: CFCRE 2016-C6 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Depositor:

CCRE Commercial Mortgage Securities, L.P.

110 East 59th Street

New York, New York 10022

Attention: Christian Wall

Email: Christian.wall@cantor.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Lisa Pauquette

Email: lisa.pauquette@cwt.com

CFCRE 2016-C7

Master Servicer & Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator & Trustee:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – CFCRE 2016-C7

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: CFCRE 2016-C7 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Depositor:

CCRE Commercial Mortgage Securities, L.P.

110 East 59th Street

New York, New York 10022

Attention: Christian Wall

Email: Christian.wall@cantor.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Lisa Pauquette

Email: lisa.pauquette@cwt.com

MSBAM 2016-C32

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: MSBAM 2016-C32 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – MSBAM 2016-C32

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – MSBAM 2016-C32

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: MSBAM 2016-C32 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Depositor:

Banc of America Merrill Lynch Commercial Mortgage Inc.

One Bryant Park

New York, New York 10036

Attention: Leland Bunch

Facsimile: (646) 855-5044

Email: leland.f.bunch@baml.com

with a copy to:

Paul E. Kurzeja, Esq.

Associate General Counsel & Director

Bank of America Legal Department

150 North College Street, Mail Code: NC1-028-24-02

Charlotte, North Carolina 28255

Facsimile: (704) 409-0267

and:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street

Charlotte, North Carolina 28202

Attention: Henry A. LaBrun, Esq.

Email: henry.labrun@cwt.com

BACM 2017-BNK3

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BACM 2017-BNK3 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BACM 2017-BNK3

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – BACM 2017-BNK3

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: MSBAM 2016-C32 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Depositor:

Banc of America Merrill Lynch Commercial Mortgage Inc.

One Bryant Park

New York, New York 10036

Attention: Leland Bunch

Facsimile: (646) 855-5044

Email: leland.f.bunch@baml.com

with a copy to:

Paul E. Kurzeja, Esq.

Associate General Counsel & Director

Bank of America Legal Department

150 North College Street, Mail Code: NC1-028-24-02

Charlotte, North Carolina 28255

Facsimile: (704) 409-0267

and:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street

Charlotte, North Carolina 28202

Attention: Henry A. LaBrun, Esq.

Email: henry.labrun@cwt.com

CGCMT 2016-C3

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

Rialto Capital Advisors, LLC

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Niral Shah

Email: niral.shah@rialtocapital.com

Certificate Administrator:

Citibank, N.A.

38 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust – CGCMT 2016-C3

Trustee:

Deutsche Bank Trust Company Americas

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration – DB1678

Email: cmbsadmin@list.db.com

Operating Advisor & Asset Representations Reviewer:

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326

Attention: Operating Advisor

Email: operatingadvisor@trimontrea.com

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

and:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

CGCMT 2016-P6

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

CWCapital Asset Management LLC

900 19th St NW, 8th Floor

Washington, DC 20006

Attention: Asset Manager (CGCMT 2016-P6)

Email: CWCAMnoticesCGCMT2016-P6@cwcapital.com

Certificate Administrator:

Citibank, N.A.

38 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust – CGCMT 2016-C3

Trustee:

Deutsche Bank Trust Company Americas

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration – DB1678

Email: cmbsadmin@list.db.com

Operating Advisor & Asset Representations Reviewer:

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326

Attention: Operating Advisor

Email: operatingadvisor@trimontrea.com

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

and:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

WFCM 2016-C37

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: WFCM 2016-C37 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer:

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

Email: hbennett@lnrparnters.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services WFCM 2016-C37

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2016-C37

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor & Asset Representations Reviewer:

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326

Attention: Operating Advisor

Email: operatingadvisor@trimontrea.com

Depositor:

Wells Fargo Commercial Mortgage Securities, Inc.

30 Hudson Yards, 15th Floor

New York, New York 10001

Attention: A.J. Sfarra

Email: cmbsnotices@wellsfargo.com

with a copy to:

Bryan Riddle, Esq., Senior Counsel

Wells Fargo Legal Department

410 S. Tryon Street, MAC D1050-266

26th Floor

Charlotte, North Carolina 28202-1911

CLA

Holder of Notes B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, B-9 and B-10:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Senior Director, Head of Loan Closing/Asset Management, Global Real Estate

TIAA Authorization #AAA7934

Investment ID #000853300

with a copy to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Associate General Counsel, Director

Asset Management Law

TIAA Authorization #AAA7934

Investment ID #00853300

and

Commercial Loan Services

929 Gessner, Suite 1740

Houston, Texas 77024

Attention: Chief Legal Officer

TIAA Authorization #AAA7934

Investment ID #00853300

with a copy to:

Arent Fox LLP

1675 Broadway

New York, New York 10019

Attention: Mark S. Fawer, Esq.

E-mail: mark.fawer@arentfox.com

and:

c/o Nuveen Real Estate

730 Third Avenue

New York, New York 10017

Attention: Dustin Shaw-Krivosh

Email: dustin.shaw-krivosh@nuveen.com